Exhibit 10.8

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT, dated as of November 13, 2012, among CIT FINANCE LLC, a Delaware limited liability company, as Administrative Agent (and together with its successors and assigns, in such capacity, the “Administrative Agent” or the “First Priority Agent”), THE BANK OF NEW YORK MELLON, as Trustee, Collateral Agent and Second Priority Agent (and together with its successors and assigns, in such capacities, the “Trustee” or the “Second Priority Agent”), and acknowledged by Broadview Networks Holdings, Inc., a Delaware corporation (the “Company”) and its Subsidiaries (such term and each other capitalized term used herein having the meanings set forth in Section 1) listed on the signature pages hereto (such Subsidiaries, together with the Company and each of its other Subsidiaries that become parties hereto, the “Grantors”).

WITNESSETH

WHEREAS, the Company and certain other Grantors, certain lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Obligations of the Company and the other Grantors under the Credit Agreement (including guarantees in respect thereof) will be secured (together with certain other obligations) by various assets of the Company and such other Grantors;

WHEREAS, the Company and the other Grantors and the Trustee have entered into the Indenture, pursuant to which the Company will issue the Notes; and

WHEREAS, it is a condition precedent to the effectiveness of each of the Credit Agreement and the issuance of the Notes that the parties hereto enter into this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions

(a) Certain Definitions. As used in this Agreement, the following terms have the meanings specified below:

“Administrative Agent” has the meaning set forth in the preamble.

“Agreement” means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Capital Stock” means “Capital Stock”, as defined in the Indenture or the Credit Agreement.

“Cash Management Obligations” means, with respect to any Person, all obligations of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services, including in connection with any automated clearing house transfers of funds, or any similar transactions.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

“Common Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether real, personal or mixed, with respect to which a Lien is granted or held as security for both the First Priority Claims and the Second Priority Claims.

“Company”’ has the meaning set forth in the preamble.

“Credit Agreement” means the Credit Agreement dated as of the date hereof, as such agreement may be amended (including any amendment and restatement thereof), supplemented, replaced, or otherwise modified from time to time in accordance with Section 5.3, including any Refinancing, of all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other Person.

“DIP Financing” has the meaning set forth in Section 6.1.

“Discharge of First Priority Claims” means the payment in full in cash of (a) the principal of and interest (including interest accruing on or after commencement of an Insolvency or Liquidation Proceeding whether or not such interest is allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the First Priority Documents and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the applicable First Priority Documents (not to exceed more than 105% of the stated amount of any outstanding letter of credit), in each case after or concurrently with termination of all commitments to extend credit thereunder and (b) any other First Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, including termination and payment in full by wire transfer of all Hedging Obligations (other than indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time).

“Discharge of Second Priority Claims” means the payment in full in cash of (a) the principal of and interest (including interest accruing on or after commencement of an Insolvency or Liquidation Proceeding whether or not such interest is allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Second Priority Documents and (b) any other Second Priority Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification Obligations for which no claim or demand for payment, whether oral or written, has been made at such time).

“Excess First Priority Claims” means (i) the principal amount of all First Priority Claims in excess of the First Priority Debt Cap, plus any interest thereon, and, without duplication, (ii) any Excess First Priority Interest.

“Excess First Priority Interest” means that portion of interest accrued or accruing on the principal amount of First Priority Claims, at a rate of interest in excess of the maximum rate of interest at which interest on such First Priority Claims is permitted to accrue under the First Priority Debt Cap.

“Excess Second Priority Claims” means (i) the principal amount of all Second Priority Claims in excess of the Second Priority Debt Cap, plus any interest thereon, and, without duplication, (ii) any Excess Second Priority Interest.

“Excess Second Priority Interest” means that portion of interest accrued or accruing on the principal amount of Second Priority Claims, at a rate of interest in excess of the maximum rate of interest at which interest on such Second Priority Claims is permitted to accrue under the Second Priority Debt Cap.

“First Priority Agent” has the meaning set forth in the preamble.

“First Priority Avoidance Actions” means all claims and causes of action under the Bankruptcy Code, and all related recoveries, that are or become property of the Company or any Grantor (including pursuant to Section

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

8.2 of the Joint Prepackaged plan of Reorganization for Broadview Networks Holdings, Inc. and its Affiliated Debtors, dated August 22, 2012, as confirmed on October 3, 2012), to the extent that such claims, causes of action or recoveries arise from, relate to or are the type of property described herein as First Priority Collateral.

“First Priority Cash Management Obligations” means any Cash Management Obligations secured by any Common Collateral under the same First Priority Collateral Documents that secure Obligations under the Credit Agreement.

“First Priority Claim Recovery” has the meaning set forth in Section 6.5(a).

“First Priority Claims” means all Obligations of the Company or any other Grantor under the First Priority Documents, including all First Priority Hedging Obligations and First Priority Cash Management Obligations. First Priority Claims shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant First Priority Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the First Priority Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be or is paid to a debtor in possession, trustee, receiver or other Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding for purposes of this agreement as if such payment had not occurred.

“First Priority Collateral” means all of the assets of any Grantor, whether now owned or hereafter existing and whether personal or mixed, with respect to which a Lien is granted or held as security for the First Priority Claims consisting of (i) accounts, (ii) inventory, (iii) deposit accounts and all cash, checks and other instruments on deposit therein or credited thereto, (iv) securities accounts and all investment property on deposit therein or credited thereto, (v) lock boxes and (vi) Capital Stock of each Subsidiary of such Grantor, (vii) First Priority Avoidance Actions, and (viii) contract rights, instruments, documents, chattel paper (whether tangible or electronic), drafts and acceptances, general intangibles and all other forms of obligations owing to such Grantor, in each case arising out of or relating to the sale, lease or other disposition of inventory or the rendition of services, and all guarantees and other security therefore (other than, for the avoidance of doubt, any assets consisting of the First Priority Excluded Collateral).

“First Priority Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any First Priority Claims or under which rights or remedies with respect to such Liens are governed.

“First Priority Debt Cap” means the sum of (a) the aggregate principal amount of First Priority Claims (including the undrawn or unreimbursed amount of all letters of credit constituting First Priority Claims but excluding First Priority Hedging Obligations constituting First Priority Claims) up to the sum of (i) Twenty Eight Million Seven Hundred Fifty Thousand Dollars ($28,750,000) plus (ii) up to Eleven Million Five Hundred Thousand Dollars ($11,500,000) of additional loans or advances made pursuant to the Credit Agreement; plus (b) the amount of all Protective Advances up to $2,500,000; plus (e) 80% of all Eligible Receivables (as defined in the Credit Agreement) acquired in connection with any acquisition by any Grantor of the assets of a Person that is not a Grantor; plus (d) the amount of any outstanding First Priority Cash Management Obligations and First Priority Hedging Obligations; plus (e) amounts in respect of accrued, unpaid interest (accrued at a rate not to exceed two hundred (200) basis points in excess of the rates contemplated by the Credit Agreement as of the date hereof), fees and expenses attributable to the items described in clauses (a) through (d) above.

“First Priority Documents” means the Credit Agreement, the First Priority Collateral Documents, and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a First Priority Hedging Obligation or First Priority Cash Management Obligation) providing for or evidencing any Obligation under the Credit Agreement or any other First Priority Claim, and any other related document or instrument executed or delivered pursuant to any First Priority Document at any time or otherwise evidencing any First Priority Claims.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

“First Priority Excluded Collateral” has the meaning set forth in Section 2.3.

“First Priority Hedging Obligations” means any Hedging Obligations that are permitted to be incurred under clause (4) of the definition of the term “Permitted Indebtedness” (as defined in the Indenture as in effect on the date hereof) and that are secured by any First Priority Collateral under the same First Priority Collateral Documents that secure Obligations under the other First Priority Claims.

“First Priority Lenders” means the Persons holding First Priority Claims, including the First Priority Agent.

“First Priority Liens” means all Liens that secure First Priority Claims

“Grantors” has the meaning set forth in the preamble.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person that are incurred in the ordinary course of business (and not for speculative purposes) in respect of (a) interest rate or currency swap agreements, interest rate or currency cap agreements, interest rate or currency collar agreements, or (b) other agreements or arrangements designed to protect such Person against fluctuations in interest rates and/or currency exchange rates.

“Indebtedness” means, and includes all Obligations that constitute “Indebtedness” within the meaning of the Indenture or the Credit Agreement.

“Indenture” means the Indenture, dated as of the date hereof, as such agreement may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time in accordance with the terms of Section 5.3 hereof, including any Refinancing of all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other Person.

“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

“Noteholders” means the Persons holding Notes from time to time.

“Notes” means (a) the 10-1/2% Senior Secured Notes due 2017 issued by the Company, and (b) any additional notes issued under the Indenture by the Company, to the extent permitted by the Indenture and the First Priority Documents.

“Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such Insolvency or Liquidation Proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit, (b) any fees, indemnification obligations, damages, expense reimbursement obligations or other liabilities payable under the documentation governing any Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit and any other obligations or (d) any Cash Management Obligations or Hedging Obligations.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

“Permitted Action” means any of the following: (a) file a claim, proof of claim or statement of interest with respect to the First Priority Claims or Second Priority Claims, as applicable, and subject to the limitations contained in this Agreement, in any Insolvency or Liquidation Proceeding of the Company or any other Grantor, (b) file any necessary responsive or defensive pleadings (including any compulsory counterclaims) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the First Priority Claims or the Second Priority Claims, as applicable, in each case in accordance with the terms of this Agreement, (c) take any action necessary to prevent the running of any applicable statute of limitations or similar restrictions on claims, (d) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Company or any other Grantor arising in any Insolvency and Liquidation Proceeding or under any applicable non-bankruptcy law or regulation, in each ease, not inconsistent with the terms of this Agreement, (e) take any action to seek and obtain specific performance or injunctive relief to compel the Company or any other Grantor to comply with (or not violate or breach) any obligation under the First Priority Documents or the Second Priority Documents, as applicable, so long as such action is not accompanied by a claim for monetary damages other than reimbursement for any expenditures made to satisfy such obligations or in connection with such litigation, (f) vote on any plan of reorganization or make any other filings or motions that are, in each case, not prohibited by the terms of this Agreement, (g) accelerate any portion of the First Priority Claims or the Second Priority Claims, as applicable, (h) engage consultants, valuation firms and investment bankers, and perform or engage third parties to perform audits, examinations and appraisals and otherwise prepare for, or commence marketing activities for, for the foreclosure, sale or other disposition of the Common Collateral for the sole purpose of valuing such collateral and not for the purpose of marketing or conducting a sale or disposition of such collateral, and (i) take any action in order to preserve or protect their Lien on the First Priority Collateral and the Second Priority Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” means any Common Collateral the possession of which or the control thereof is necessary to perfect or improve the priority of a Lien thereon under the Uniform Commercial Code.

“Processing and Sale Period” has the meaning set forth in Section 3.2(f).

“Protective Advances” has the meaning set forth in the Credit Agreement as in effect on the date hereof.

“Purchase Notice” has the meaning set forth in Section 8.18(a).

“Purchase Price” has the meaning set forth in Section 8.18(c).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for such indebtedness, in whole or in part, whether with the same or different lenders, arrangers or agents. “Refinanced” and “Refinancing” shall have correlative meanings to the term “Refinance”.

“Required First Priority Lenders” means, with respect to any amendment or modification of a First Priority Document, or any termination or waiver of any provision of a First Priority Document, or any consent or departure by the Company or any of the Subsidiaries therefrom, those First Priority Lenders the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

“Required Second Priority Lenders” means, with respect to any amendment or modification of a Second Priority Document, or any termination or waiver of any provision of a Second Priority Document, or any consent or departure by the Company or any of the Subsidiaries therefrom, those Second Priority Lenders the approval of which is required to approve such amendment or modification, termination or waiver or consent or departure.

“Second Priority Agent” has the meaning set forth in the preamble.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

“Second Priority Avoidance Actions” means all claims and causes of action under the Bankruptcy Code, and all related recoveries, that are or become property of the Company or any Grantor (including pursuant to Section 8.2 of the Joint Prepackaged Plan of Reorganization for Broadview Networks Holdings, Inc. and its Affiliated Debtors, dated August 22, 2012, as confirmed on October 3, 2012), to the extent that such claims, causes of action or recoveries arise from, relate to or are the type of property described herein as Second Priority Collateral.

“Second Priority Claim Recovery” has the meaning set forth in Section 6.5(b).

“Second Priority Claims” means all Obligations in respect of the Notes or arising under the Second Priority Documents or any of them. Second Priority Claims shall include all interest accrued (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Second Priority Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Second Priority Claims (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be or is paid to a debtor in possession, trustee, receiver or other Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Collateral” means all of the assets of any Grantor (including Second Priority Avoidance Actions), whether now owned or hereafter existing and whether real, personal or mixed, with respect to which a Lien is granted or held as security for the Second Priority Claims (other than First Priority Collateral).

“Second Priority Collateral Documents” means the Second Priority Security Agreement, the Second Priority Mortgages and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Second Priority Claims or under which rights or remedies with respect to any such Lien are governed.

“Second Priority Debt Cap” means the sum of(a) $150,000,000, plus (b) the principal amount of any Additional Notes permitted to be incurred under the Indenture as in effect on the date hereof, and (c) in the ease of clauses (a) and (b) above, interest (accrued at a rate not to exceed two hundred (200) basis points in excess of the rates contemplated by the Indenture as of the date hereof) thereon, minus, in the case of clauses (a) and (b) above, the aggregate amount of principal payments on the Notes (other than payments in connection with a Refinancing).

“Second Priority Documents” means (a) the Indenture, the Notes, the Second Priority Collateral Documents and each of the other agreements, documents or instruments evidencing or governing any Second Priority Claims and (b) any other related documents or instruments executed and delivered pursuant to any Second Priority Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Second Priority Excluded Collateral” has the meaning set forth in Section 2.3.

“Second Priority Lenders” means the Persons holding Second Priority Claims, including the Noteholders and the Second Priority Agent.

“Second Priority Mortgages” means a collective reference to each mortgage, deed of trust, deed to secure debt and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second Priority Claims or under which rights or remedies with respect to any such Liens are governed.

“Second Priority Security Agreement” means the Security Agreement, dated as of the date hereof, among the Company, the other Grantors and the Trustee.

“Subsidiary” means any “Subsidiary” of the Company, as defined in the Indenture or the Credit Agreement.

“Trustee” has the meaning set forth in the preamble.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

“Uniform Commercial Code” and “UCC” mean the Uniform Commercial Code as from time to time in effect in the State of New York or any other applicable jurisdiction.

(b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, Refinanced or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision here, of, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities

2.1 Subordination

(a) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Second Priority Agent or the Second Priority Lenders on the First Priority Collateral or of any Liens granted to the First Priority Agent or the First Priority Lenders on the First Priority Collateral and notwithstanding any provision of the UCC or any other applicable law or the Second Priority Documents or the First Priority Documents or any other circumstance whatsoever, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby agrees that: (a) any Lien on the First Priority Collateral now or hereafter held by or on behalf of the First Priority Agent or any First Priority Lenders or any agent or trustee therefor shall be senior in all respects and prior to any Lien thereon that secures any of the Second Priority Claims; and (b) any Lien on such First Priority Collateral now or hereafter held by or on behalf of the Second Priority Agent or any Second Priority Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens thereon that secures any First Priority Claims. Notwithstanding anything to the contrary in this Section 2.1, if any of the First Priority Claims or the Liens securing the same are voided or equitably subordinated to the Second Priority Claims or the Liens securing the same by a non-appealable final order of a court of competent jurisdiction based upon an express determination of actual fraud (but not by way of illustration only, a determination of constructive fraud of the types referred to in section 548(a)(1)(B)(i) and (ii) of the Bankruptcy Code) by the First Priority Agent or any First Priority Lender (and provided that such court order is not entered pursuant to a legal proceeding brought, or supported, directly or indirectly, by the Second Priority Agent or any Second Priority Lender (and provided further that neither inaction nor required compliance with lawful discovery requirements or court orders shall constitute impermissible support)), such equitably subordinated or voided First Priority Claims (or the Liens securing the same) shall not, to the extent voided or equitably subordinated, be entitled to the lien subordination and other priorities pursuant to this Agreement. For the avoidance of doubt, a determination to void or equitably subordinate any First Priority Claims or the Liens securing the same, based on the lapse, inadequacy, or failure to file or improper filing, of any UCC financing statement, mortgage or other agreement, document or instrument intended to create or perfect a Lien or security interest for any reason, shall not for purposes of this Agreement be deemed actual fraud by the First Priority Agent or any First Priority Lender. The subordination of Liens securing Second Priority Claims to Liens Securing First Priority Claims affects only the relative priority of those Liens and does not subordinate the Second Priority Claims in right of payment to the First Priority Claims. Nothing in this Agreement will affect the entitlement of any Second Priority Lender to receive and retain required payments of interest, principal and other amounts in respect of a Second Priority Claim unless payment is expressly prohibited by or results from the Second Priority Lender’s breach of this Agreement, including as provided in Section 4.2(a) herein.

(b) Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the First Priority Agent or the First Priority Lenders on the Second Priority Collateral or of any

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

Liens granted to the Second Priority Agent or the Second Priority Lenders on the Second Priority Collateral and notwithstanding any provision of the UCC or any other applicable law or the First Priority Documents or the Second Priority Documents or any other circumstance whatsoever, the First Priority Agent, on behalf of itself and the First Priority Lenders, hereby agrees that: (a) any Lien on the Second Priority Collateral now or hereafter held by or on behalf of the Second Priority Agent or any Second Priority Lenders or any agent or trustee therefor shall be senior in all respects and prior to any Lien thereon that secures any of the First Priority Claims; and (b) any Lien on such Second Priority Collateral now or hereafter held by or on behalf of the First Priority Agent or any First Priority Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens thereon that secures any Second Priority Claims. Notwithstanding anything to the contrary in this Section 2.1, if any of the Second Priority Claims or the Liens securing the same are voided or equitably subordinated to the First Priority Claims or the Liens securing the same by a non-appealable final order of a court of competent jurisdiction based upon an express determination of actual fraud (but not, by way of illustration only, a determination of constructive fraud of the types referred to in section 548(a)(1)(B)(i) and (ii) of the Bankruptcy Code) by the Second Priority Agent or any Second Priority Lender (and provided that such court order is not entered pursuant to a legal proceeding brought, or supported, directly or indirectly, by the First Priority Agent or any First Priority Lender (and provided further that neither inaction nor required compliance with lawful discovery requirements or court orders shall constitute impermissible support)), such equitably subordinated or voided Second Priority Claims (or the Liens securing the same) shall not, to the extent voided or equitably subordinated, be entitled to the lien subordination and other priorities pursuant to this Agreement. For the avoidance of doubt, a determination to void or equitably subordinate any Second Priority Claims or the Liens securing the same, based on the lapse, inadequacy, or failure to file or improper filing, of any UCC financing statement, mortgage or other agreement, document or instrument intended to create or perfect a Lien or security interest for any reason, shall not for purposes of this Agreement be deemed actual fraud by the Second Priority Agent or any Second Priority Lender. The subordination of Liens securing First Priority Claims to Liens Securing Second Priority Claims affects only the relative priority of those Liens and does not subordinate the First Priority Claims in right of payment to the Second Priority Claims. Nothing in this Agreement will affect the entitlement of any First Priority Lender to receive and retain required payments of interest, principal and other amounts in respect of a First Priority Claim unless payment is expressly prohibited by or results from the First Priority Lender’s breach of this Agreement, including as provided in Section 4.2(b) herein.

2.2 Prohibition on Contesting Liens

The Second Priority Agent, for itself and on behalf of each Second Priority Lender, and the First Priority Agent, for itself and on behalf of each First Priority Lender, agrees that it shall not (and hereby waives any fight to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity, perfection, avoidability, or enforceability of a Lien held by or on behalf of any of the First Priority Lenders in the Common Collateral or by or on behalf of any of the Second Priority Lenders in the Common Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of (a) the First Priority Agent or any First Priority Lender to enforce this Agreement, including the priority of the Liens securing the First Priority Claims as provided in Section 2.1(a) or (b) the Second Priority Agent or any Second Priority Lender to enforce this Agreement, including the priority of the Liens securing the Second Priority Claims as provided in Section 2.1(b).

2.3 Excluded Collateral

The First Priority Agent, on behalf of itself and the First Priority Lenders, and the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agree that no such creditor shall obtain a Lien on any asset or property of any Grantor unless such other creditors concurrently obtain a Lien thereon or such other creditors waive their rights under this sentence; provided, that the Second Priority Agent, on behalf of itself and the Second Priority Lenders, acknowledges and agrees that the First Priority Claims may be secured by Liens on Excluded Collateral (as such term is defined in the Indenture as in effect on the date hereof, the “Second Priority Excluded Collateral”) of the type described in clause (1) of the definition thereof without the Second Priority Claims being secured by such Second Priority Excluded Collateral and the First Priority Agent, on behalf of itself and the First Priority Lenders, acknowledges and agrees that the Second Priority Claims may be secured by Liens on Excluded Collateral (as such term is defined in the Credit Agreement as in effect on the date hereof, the “First Priority Excluded Collateral”) of the type described in clause (8) of the definition thereof without the First Priority Claims being secured by such First Priority Excluded Collateral.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

SECTION 3. Enforcement

3.1 Exercise of Remedies in Respect of First Priority Collateral

(a) So long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the Second Priority Agent and the Second Priority Lenders will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any First Priority Collateral that secures any Second Priority Claims, institute any action or proceeding with respect to such rights or remedies, including any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the First Priority Agent or any First Priority Lender commences to exercise any right under any Second Priority Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Priority Agent or any Second Priority Lender is a party, or any other exercise by any such Person, of any rights and remedies relating to the First Priority Collateral under the First Priority Documents or otherwise, or object to the forbearance by the First Priority Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the First Priority Collateral and (ii) the First Priority Agent and the First Priority Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the First Priority Collateral without any consultation with or the consent of the Second Priority Agent or any Second Priority Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any Grantor, the Second Priority Agent may file a claim or statement of interest with respect to the Second Priority Claims, subject to the limitations contained in this Agreement, (B) the Second Priority Agent may take any action (not adverse to the prior Liens on the First Priority Collateral that secures the Second Priority Claims, or the rights of the First Priority Agent or the First Priority Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such First Priority Collateral so long as such action is consistent with the terms and limitations on the Second Priority Agent and the Second Priority Lenders imposed by this Agreement (C) the Second Priority Agent may take any action to foreclose upon any such First Priority Collateral so long as (1) one hundred and twenty (120) days have elapsed from the date that the Trustee shall have given written notice to the First Priority Agent of the occurrence of an Event of Default under and as defined in the Second Priority Documents, (2) the First Priority Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against such First Priority Collateral at the end of such 120-day period and (3) the proceeds received by the Second Priority Agent or any Second Priority Lender in connection with such foreclosure action by the Second Priority Agent is applied pursuant to Section 4.1, and (D) the Second Priority Agent may take any Permitted Action. In exercising rights and remedies with respect to the First Priority Collateral, the First Priority Agent and the First Priority Lenders may enforce the provisions of the First Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion so long as all proceeds therefrom are applied in accordance with Section 4.1. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the First Priority Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) Except as otherwise provided in this Agreement, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any First Priority Collateral that secures any Second Priority Claims or any proceeds of such First Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such First Priority Collateral (or in respect of any such First Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of First Priority Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of First Priority Claims has occurred, except as provided herein (including

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

as expressly provided in the proviso to the first sentence of Section 3.1(a) above), the sole right of the Second Priority Agent and the Second Priority Lenders with respect to such First Priority Collateral is to hold a Lien on such First Priority Collateral pursuant to the Second Priority Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the First Priority Claims has occurred.

(c) Subject to the proviso to the first sentence of Section 3.1(a) above and without limiting the effect of other provisions of this Agreement, (i) the Second Priority Agent, for itself and on behalf of the Second Priority Lenders, agrees that the Second Priority Agent and the Second Priority Lenders will not take any action that would hinder any exercise of remedies undertaken by the First Priority Agent under the First Priority Documents with respect to the First Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the First Priority Collateral, whether by foreclosure or otherwise, and (ii) the Second Priority Agent, for itself and on behalf of the Second Priority Lenders, hereby waives any and all rights it or the Second Priority Lenders may have as a junior lien creditor to object to the manner in which the First Priority Agent or the First Priority Lenders seek to enforce or collect the First Priority Claims or the Liens granted in any First Priority Collateral, regardless of whether any action or failure to act by or on behalf of the First Priority Agent or First Priority Lenders is adverse to the interest of the Second Priority Lenders.

(d) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Priority Document shall be deemed to restrict in any way the rights and remedies of the First Priority Agent or the First Priority Lenders with respect to the First Priority Collateral as set forth in this Agreement and the First Priority Documents.

3.2 Exercise of Remedies in Respect of Second Priority Collateral

(a) So long as the Discharge of Second Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) the First Priority Agent and the First Priority Lenders will not exercise or seek to exercise any rights or remedies (including set-off) with respect to any Second Priority Collateral that secures any First Priority Claims, institute any action or proceeding with respect to such rights or remedies including any action of foreclosure, contest, protest or object to any foreclosure proceeding or action brought by the Second Priority Agent or any Second Priority Lender, commence to exercise any right under any First Priority Document or any lockbox agreement, control agreement, blocked account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Priority Agent or any First Priority Lender is a party, or any other exercise by any such Person, of any rights and remedies relating to the Second Priority Collateral under the Second Priority Documents or otherwise, or object to the forbearance by the Second Priority Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Second Priority Collateral and (ii) the Second Priority Agent and the Second Priority Lenders shall have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Second Priority Collateral without any consultation with or the consent of the First Priority Agent or any First Priority Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any Grantor, the First Priority Agent may file a claim or statement of interest with respect to the First Priority Claims, subject to the limitations contained in this Agreement, (B) the First Priority Agent may take any action (not adverse to the prior Liens on the Second Priority Collateral that secures the First Priority Claims, or the rights of the Second Priority Agent or the Second Priority Lenders to exercise remedies in respect thereof) in order to preserve or protect its Lien on such Second Priority Collateral so long as such action is consistent with the terms and limitations on the First Priority Agent and the First Priority Lenders imposed by this Agreement, (C) the First Priority Agent may take any action to foreclose upon any such Second Priority Collateral so long as (1) one hundred and fifty (150) days have elapsed from the date that the Administrative Agent shall have given written notice to the Second Priority Agent of the occurrence of an Event of Default under and as defined in the First Priority Documents (and so long as at the time such notice is given an Event of Default under and as defined in the Second Priority Documents shall have occurred and be continuing), (2) the Second Priority Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against such Second Priority Collateral at the end of such 150-day period and (3) the proceeds received by the First Priority Agent or any First Priority Lender in connection with such foreclosure action by the First Priority Agent is applied pursuant to Section

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

4.1, and (D) the First Priority Agent may take any Permitted Action. In exercising rights and remedies with respect to the Second Priority Collateral, the Second Priority Agent and the Second Priority Lenders may enforce the provisions of the Second Priority Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion, so long as all proceeds therefrom are applied in accordance with Section 4.1. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Second Priority Collateral upon foreclosure, to incur reasonable expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code and under the comparable law of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) Except as provided in this Agreement, the First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that it will not take or receive, directly or indirectly, in cash or other property or by setoff, counterclaim or in any other manner (whether pursuant to any enforcement, collection, execution, levy or foreclosure proceeding or otherwise), any Second Priority Collateral that secures any First Priority Claims or any proceeds of such Second Priority Collateral, in each case in connection with the exercise of any right or remedy (including set-off) with respect to any such Second Priority Collateral (or in respect of any such Second Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), unless and until the Discharge of Second Priority Claims has occurred. Without limiting the generality of the foregoing, unless and until the Discharge of Second Priority Claims has occurred, except as provided herein (including as expressly provided in the proviso to the first sentence of Section 3.2(a) above), the sole right of the First Priority Agent and the First Priority Lenders with respect to such Second Priority Collateral is to hold a Lien on such Second Priority Collateral pursuant to the First Priority Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of the Second Priority Claims has occurred.

(c) Subject to the proviso to the first sentence of Section 3.2(a) above and without limiting the effect of other provisions of this Agreement, (i) the First Priority Agent, for itself and on behalf of the First Priority Lenders, agrees that the First Priority Agent and the First Priority Lenders will not take any action that would hinder any exercise of remedies undertaken by Second First Priority Agent under the Second Priority Documents with respect to the Second Priority Collateral, including any sale, lease, exchange, transfer or other disposition of the Second Priority Collateral, whether by foreclosure or otherwise, and (ii) the First Priority Agent, for itself and on behalf of the First Priority Lenders, hereby waives any and all rights it or the First Priority Lenders may have as a junior lien creditor to object to the manner in which the Second Priority Agent or the Second Priority Lenders seek to enforce or collect the Second Priority Claims or the Liens granted in any Second Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Second Priority Agent or Second Priority Lenders is adverse to the interest of the First Priority Lenders.

(d) The First Priority Agent, on behalf of itself and the First Priority Lenders, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any First Priority Document shall be deemed to restrict in any way the rights and remedies of the Second Priority Agent or the Second Priority Lenders with respect to the Second Priority Collateral as set forth in this Agreement and the Second Priority Documents.

(e) If the Second Priority Agent or a purchaser at a foreclosure sale conducted in foreclosure of any Lien held by the Second Priority Agent takes actual possession of any documentation of the Company or any other Grantor (whether such documentation is in the form of a writing or is stored in any data equipment or data record in the physical possession of the Second Priority Agent or the foreclosure purchaser), then upon request of the First Priority Agent and reasonable advance notice, the Second Priority Agent or such foreclosure purchaser will permit the First Priority Agent or its representative to inspect and copy such documentation, at the First Priority Agent’s sole cost and expense, if and to the extent the First Priority Agent certifies to the Second Priority Agent or such foreclosure purchaser, as the case may be, that:

(i) such documentation contains or may contain information necessary or appropriate, in the good faith opinion of the First Priority Agent, to the enforcement of the First Priority Agent’s liens upon any First Priority Collateral; and

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(ii) the First Priority Agent and the First Priority Lenders are entitled to receive and use such information as against the Company and its Subsidiaries and their suppliers, customers and contractors and under applicable law and, in doing so, will comply with all obligations imposed by law or contract in respect of the disclosure or use of such information.

(f) The Second Priority Agent hereby consents to allow the First Priority Agent and its officers, employees and agents (but not any of its transferees) reasonable and non-exclusive access to and use of any real property, equipment and fixtures of any Grantor, for a period not exceeding 90 consecutive calendar days (the “Processing and Sale Period”), as necessary or reasonably appropriate to remove or sell, in any lawful manner, any First Priority Collateral consisting of inventory, subject to the following conditions and limitations:

(i) The Processing and Sale Period shall commence on the date the First Priority Agent received notice of an Event of Default under and as defined in the Indenture and shall terminate on the earliest to occur of (A) the day which is 90 days thereafter, (B) the day on which such First Priority Collateral (other than any such First Priority Collateral abandoned by the First Priority Agent) has been removed from such real property and (C) the Discharge of the First Priority Claims.

(ii) Each of the Second Priority Agent and foreclosure purchaser shall be entitled, as a condition of permitting such access and use, to demand and receive assurances reasonably satisfactory to it that the access or use requested and all activities incidental thereto:

(A) will be permitted, lawful and enforceable as against the Company and its Subsidiaries and their suppliers, customers and contractors and under applicable law; and

(B) will be adequately insured for damage to property and liability to persons, including property and liability insurance for the benefit of the Second Priority Agent and the Second Priority Lenders, at no cost to the Second Priority Agent or the Second Priority Lenders.

(g) The Second Priority Agent and such foreclosure purchaser (i) shall provide reasonable cooperation, reasonable support and reasonable assistance to the First Priority Agent in connection with the removal and sale of any First Priority Collateral by the First Priority Agent as provided above and (ii) shall be entitled to receive, from the First Priority Agent, fair compensation and reimbursement for their reasonable costs and expenses incurred in connection with such cooperation, support and assistance to the First Priority Agent. The Second Priority Agent and such foreclosure purchaser (or its transferee or successor) shall not otherwise be required to remove, insure, protect, store, safeguard, sell or deliver any First Priority Collateral consisting of inventory or to provide any support, assistance or cooperation to the First Priority Agent in respect thereof.

(h) Notwithstanding anything to the contrary in this Agreement, so long as the Discharge of First Priority Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Priority Agent and the Second Priority Lenders will not sell or dispose of all or substantially all of the Second Priority Collateral or institute any action or proceeding with respect thereto (other than any action of foreclosure) for a period of ninety (90) days commencing from the date that the Trustee shall have given written notice to the First Priority Agent of the occurrence of an Event of Default under and as defined in the Second Priority Documents; provided, however, that this clause (h) shall not be construed to limit the right of the Second Priority Agent or the Second Priority Lenders to take any Permitted Action; provided, further, that any such Permitted Action does not limit, interfere with, or impair the First Priority Agent’s activities during the Processing and Sale Period.

3.3 Cooperation

(a) Subject to the proviso to the first sentence of Section 3.1 (a) above, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that, unless and until the Discharge of First

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

Priority Claims has occurred, it will not commence, or join with any Person (other than the First Priority Lenders and the First Priority Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any First Priority Collateral under any of the Second Priority Documents or otherwise.

(b) Subject to the proviso to the first sentence of Section 3.2(a) above, the First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that, unless and until the Discharge of Second Priority Claims has occurred, it will not commence, or join with any Person (other than the Second Priority Lenders and the Second Priority Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in any Second Priority Collateral under any of the First Priority Documents or otherwise.

(c) Other than after the occurrence of an Insolvency and Liquidation Proceeding, (i) the First Priority Agent will endeavor to provide the Second Priority Agent notice of the occurrence of an Event of Default (under and as defined in the Credit Agreement) prior to the time of any acceleration or commencement of enforcement action with respect to the First Priority Claims, and (ii) the Second Priority Agent will endeavor to provide the First Priority Agent notice of the occurrence of an Event of Default (under and as defined in the Indenture) prior to the time of any acceleration or commencement of enforcement action with respect to the Second Priority Claims; provided, however, that in the case of each of the undertakings set forth in clauses (i) and (ii) of this paragraph, the failure to provide such notice shall not in any event and under any circumstances (A) affect the rights and remedies afforded to either the First Priority Agent and the First Priority Lenders under the First Priority Documents or the Second Priority Agent and the Second Priority Lenders under the Second Priority Documents, or (B) constitute a default, event of default or failure of compliance under this Agreement.

SECTION 4. Payments

4.1 Application of Proceeds

(a) As long as the Discharge of First Priority Claims has not occurred, the First Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such First Priority Collateral upon the exercise of remedies (or in respect of any First Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), shall be applied:

(i) first, to the payment of the costs and expenses incurred by the First Priority Agent or the Second Priority Agent, as the case may be, in connection with such sale or other disposition or collection until such costs and expenses shall have been paid in full in cash;

(ii) second, by the First Priority Agent to the First Priority Claims in such order as specified in the Credit Agreement (or, if an order is not specified in the Credit Agreement, in such order determined by the First Priority Agent in its sole discretion) up to the First Priority Debt Cap, until the Discharge of First Priority Claims has occurred;

(iii) third; by the Second Priority Agent to the Second Priority Claims in such order as specified in the Indenture up to the Second Priority Debt Cap until the Discharge of Second Priority Claims has occurred; and

(iv) fourth, by the First Priority Agent to the Excess First Priority Claims in such order specified in the Credit Agreement (or, if an order is not specified in the Credit Agreement, in such order determined by the First Priority Agent in its sole discretion) until the Discharge of First Priority Claims has occurred;

(v) fifth, by the Second Priority Agent to the Excess Second Priority Claims in such order as specified in the Indenture until the Discharge of Second Priority Claims has occurred;

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(vi) sixth, to the applicable Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

(b) As long as the Discharge of Second Priority Claims has not occurred, the Second Priority Collateral or proceeds thereof (or amounts in respect thereof) received in connection with the sale or other disposition of, or collection on, such Second Priority Collateral upon the exercise of remedies (or in respect of any Second Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor), shall be applied:

(i) first, to the payment of the costs and expenses incurred by the First Priority Agent or the Second Priority Agent, as the case may be, in connection with such sale or other disposition or collection until such costs and expenses shall have been paid in full in cash;

(ii) second, by the Second Priority Agent to the Second Priority Claims in such order as specified in the Indenture up to the Second Priority Debt Cap, until the Discharge of Second Priority Claims has occurred;

(iii) third; by the First Priority Agent to the First Priority Claims in such order as specified in the Credit Agreement (or, if an order is not specified in the Credit Agreement, in such order determined by the First Priority Agent in its sole discretion) up to the First Priority Debt Cap, until the Discharge of First Priority Claims has occurred;

(iv) fourth, by the Second Priority Agent to the Excess Second Priority Claims in such order as specified in the Indenture, until the Discharge of Second Priority Claims;

(v) fifth, by the First Priority Agent to the Excess First Priority Claims in such order specified in the Credit Agreement (or if an order is not specified in the Credit Agreement, in such order determined by the First Priority Agent in its sole discretion) until the Discharge of First Priority Claims has occurred; and

(vi) sixth, to the applicable Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

(c) Notwithstanding anything to the contrary herein, any asset or stock purchase agreement or any order issued by a court of competent jurisdiction in any applicable Insolvency or Liquidation Proceeding, if all or substantially all of the assets of any Grantor are sold or otherwise disposed of (whether pursuant to a sale of such assets, a sale of the Capital Stock of such Grantor or otherwise), to the extent any proceeds thereof are received by any First Priority Lender or any Second Priority Lender:

(i) an amount of such proceeds (not to exceed the aggregate amount of such proceeds) equal to the book value of the assets so sold or otherwise disposed of that consist of First Priority Collateral shall be deemed to be proceeds of First Priority Collateral and shall be applied in accordance with clause (a) above; and

(ii) the balance of such proceeds (not to exceed the aggregate amount of such proceeds minus the amount thereof deemed to be proceeds of First Priority Collateral pursuant to the foregoing clause (i)) shall be deemed to be proceeds of Second Priority Collateral and shall be applied in accordance with clause (b) above.

4.2 Payments Over

(a) Any First Priority Collateral or proceeds thereof (or amounts in respect thereof) received by the Second Priority Agent or any Second Priority Lender in connection with the exercise of any right or

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

remedy (including set-off) relating to the First Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Priority Agent for the benefit of the First Priority Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The First Priority Agent is hereby authorized to make any such endorsements as agent for the Second Priority Agent or any such Second Priority Lender. This authorization is coupled with an interest and is irrevocable until the Discharge of First Priority Claims.

(b) Any Second Priority Collateral or proceeds thereof (or amounts in respect thereof) received by the First Priority Agent or any First Priority Lender in connection with the exercise of any right or remedy (including set-off) relating to the Second Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Second Priority Agent for the benefit of the Second Priority Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Second Priority Agent is hereby authorized to make any such endorsements as agent for the First Priority Agent or any such First Priority Lender. This authorization is coupled with an interest and is irrevocable until the Discharge of Second Priority Claims.

SECTION 5. Other Agreements

5.1 Releases

(a) Releases in Respect of First Priority Collateral.

(i) If in connection with:

(A) the exercise of the First Priority Agent’s remedies in respect of the First Priority Collateral provided for in Section 3.1(a), including any sale, lease, exchange, transfer or other disposition of any such First Priority Collateral; or

(B) any sale, lease, exchange, transfer or other disposition of any First Priority Collateral permitted under the terms of the First Priority Documents as in effect on the date hereof or as the same may be modified in conformity with Section 5.3 (whether or not an event of default thereunder, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section 4.16 of the Indenture (Limitation on Asset Sales) in effect as of the date hereof;

the First Priority Agent, for itself or on behalf of any of the First Priority Lenders, releases any of its Liens on any part of the First Priority Collateral (other than a release in connection with the Discharge of First Priority Claims), the Liens, if any, of the Second Priority Agent, for itself or for the benefit of the Second Priority Lenders, on such First Priority Collateral (other than on any portion of the proceeds of such collateral upon which the Second Priority Agent is entitled to have a Lien) shall be automatically, unconditionally and simultaneously released and the Second Priority Agent, for itself or on behalf of any such Second Priority Lender, promptly shall execute and deliver to the First Priority Agent or such Grantor such termination statements, releases and other documents as the First Priority Agent or such Grantor may request to effectively confirm such release.

(ii) The Second Priority Agent, for itself and on behalf of the Second Priority Lenders, hereby irrevocably constitutes and appoints the First Priority Agent and any officer or agent of the First Priority Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Priority Agent or such holder or in the First Priority Agent’s own name, from time to time in the First Priority Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1(a), including any termination statements, endorsements or other instruments of transfer or release.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(b) Releases in Respect of Second Priority Collateral.

(i) If in connection with:

(A) the exercise of the Second Priority Agent’s remedies in respect of the Second Priority Collateral provided for in Section 3.1(b), including any sale, lease, exchange, transfer or other disposition of any such Second Priority Collateral; or

(B) any sale, lease, exchange, transfer or other disposition of any Second Priority Collateral permitted under the terms of the Second Priority Documents as in effect on the date hereof or as the same may be modified in conformity with Section 5.3 (whether or not an event of default thereunder, and as defined therein, has occurred and is continuing) and permitted or not prohibited under Section 9.5 of the Credit Agreement (Limitations on Asset Dispositions);

the Second Priority Agent, for itself or on behalf of any of the Second Priority Lenders, releases any of its Liens on any part of the Second Priority Collateral (other than a release in connection with the Discharge of First Priority Claims),, the Liens, if any, of the First Priority Agent, for itself or for the benefit of the First Priority Lenders, on such Second Priority Collateral (other than on any portion of the proceeds of such collateral, upon which the First Priority Agent is entitled to have a Lien) shall be automatically, unconditionally and simultaneously released and the First Priority Agent, for itself or on behalf of any such First Priority Lender, promptly shall execute and deliver to the Second Priority Agent or such Grantor such termination statements, releases and other documents as the Second Priority Agent or such Grantor may request to effectively confirm such release.

(ii) The First Priority Agent, for itself and on behalf of the First Priority Lenders, hereby irrevocably constitutes and appoints the Second Priority Agent and any officer or agent of the Second Priority Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the First Priority Agent or such holder or in the Second Priority Agent’s own name, from time to time in the Second Priority Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(b), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1(b), including any termination statements, endorsements or other instruments of transfer or release.

5.2 Insurance

(a) Unless and until the Discharge of First Priority Claims has occurred, the First Priority Agent and the First Priority Lenders shall have the sole and exclusive right under the First Priority Documents, to the extent such a right is granted in the First Priority Documents, to adjust settlement for any insurance policy covering the First Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding relating to the First Priority Collateral. Unless and until the Discharge of First Priority Claims has occurred, all proceeds of any such policy and any such award if in respect to the First Priority Collateral shall be paid in accordance with Section 4.1. If the Second Priority Agent or any Second Priority Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Priority Agent in accordance with the terms of Section 4.2.

(b) Unless and until the Discharge of Second Priority Claims has occurred, the Second Priority Agent and the Second Priority Lenders shall have the sole and exclusive right under the Second Priority Documents, to the extent such a right is granted in the Second Priority Documents, to adjust settlement for any insurance policy covering the Second Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding relating to the Second Priority Collateral. Unless and until the Discharge of Second Priority Claims has occurred, all proceeds of any such policy and any such award if in respect to the Second Priority Collateral shall be paid in accordance with Section 4.1. If the First Priority Agent or

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

any First Priority Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Second Priority Agent in accordance with the terms of Section 4.2.

5.3 Amendments to Second Priority Documents and First Priority Documents

(a) Without the prior written consent of the First Priority Agent, no Second Priority Document may be amended, supplemented or otherwise modified or entered into or Refinanced to the extent such amendment, supplement or modification or Refinancing, or the terms of any new Second Priority Document, would: (i) contravene the provision of this Agreement; (ii) increase the principal amount of the Notes to an amount that is greater than the Second Priority Debt Cap; (iii) increase the cash pay portion of any interest rate by more than two hundred (200) basis points per annum (excluding increases resulting from the accrual of interest at the default rate); (iv) change (to earlier dates) any dates upon which payments of principal or interest are due thereon; (v) change any default or event of default thereunder in any manner materially adverse to the credit parties thereunder (it being understood that any waiver of any such default or event of default, in and of itself, shall not be deemed to be adverse to the credit parties); (vi) change the redemption, prepayment, or defeasance provisions thereof; (vii) change any collateral therefor (other than to release such collateral); (viii) confer additional rights on the Second Priority Agent or any Second Priority Lenders in a manner materially adverse to the First priority Agent or any First Priority Lender; (ix) change a term that would result in a default under the Credit Agreement or other First Priority Documents; or (x) modify or add any covenant or event of default under the Second Priority Documents that directly restricts one or more Grantors from making payments under the First Priority Documents which would otherwise be permitted under the Second Priority Documents; or (xi) modify or add a covenant or event of default under the Second Priority Documents that precludes amendments to the First Priority Documents (except for amendments to such First Priority Documents that would be precluded by Section 5.3(b) of this Agreement).

Notwithstanding the foregoing, the Second Priority Claims may only be Refinanced if the holders of such Refinanced debt bind themselves (in a writing addressed to the First Priority Agent for the benefit of itself and the First Priority Lenders) to the terms of this Agreement and are otherwise in compliance with this Section 5.3.

The Second Priority Agent agrees that each Second Priority Collateral Document will include the following language (or language to similar effect approved by the First Priority Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement (as defined in the Indenture). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

(b) Without the prior written consent of the Second Priority Agent, no First Priority Document may be amended, supplemented or otherwise modified or entered into or Refinanced to the extent such amendment, supplement, modification, Refinancing or the terms of any new First Priority Document would: (i) contravene the provision of this Agreement; (ii) increase the sum of (A) the principal amount of loans permitted to be outstanding under the Credit Agreement, plus (B) all other credit accommodations under the First Priority Documents, to be an amount that would exceed the First Priority Debt Cap; (iii) increase the interest rate by more than two hundred (200) basis points per annum (excluding increases resulting from the accrual of interest at the default rate); (iv) modify or add a covenant or event of default under the First Priority Documents that precludes amendments to the Second Priority Documents (except for amendments to such Second Priority Documents that would be precluded by Section 5.3(a) of this Agreement); or (v) modify or add any covenant or event of default under the First Priority Documents that directly restricts one or more Grantors from making payments under the Second Priority Documents which would otherwise be permitted under the First Priority Documents.

Notwithstanding the foregoing, the First Priority Claims may only be Refinanced if the holders of such Refinanced debt bind themselves (in a writing addressed to the Second Priority Agent for the benefit of itself and the Second Priority Lenders) to the terms of this Agreement and are otherwise in compliance with this Section 5.3.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

The First Priority Agent agrees that each First Priority Collateral Document will include the following language (or language to similar effect approved by the Second Priority Agent):

“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions of the Intercreditor Agreement (as defined in the Indenture). In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern.”

In addition, the First Priority Agent agrees that each First Priority Collateral Document covering any Second Priority Collateral consisting of real property shall contain such other language as the Second Priority Agent may reasonably request to reflect the subordination of such First Priority Collateral Document to the Second Priority Mortgage covering such Second Priority Collateral.

5.4 Rights As Unsecured Creditors

(a) Notwithstanding anything to the contrary in this Agreement, each of the Second Priority Agent and the Second Priority Lenders may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Second Priority Claims in accordance with the terms of the Second Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Second Priority Agent or any Second Priority Lenders of the required payments of interest, premium, if any, and principal on the Second Priority Claims and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by the Second Priority Agent or any Second Priority Lender of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them in respect of any First Priority Collateral (or received or paid in respect of any First Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor). In the event the Second Priority Agent or any Second Priority Lender becomes a judgment lien creditor in respect of First Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing First Priority Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such First Priority Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Priority Agent or the First Priority Lenders may have with respect to the First Priority Collateral.

(b) Notwithstanding anything to the contrary in this Agreement, each of the First Priority Agent and the First Priority Lenders may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the First Priority Claims in accordance with the terms of the First Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the First Priority Agent or any First Priority Lenders of the required payments of interest, premium, if any, and principal on the First Priority Claims and related fees and expenses so long as such receipt is not the direct or indirect result of the exercise by the First Priority Agent or any First Priority Lender of rights or remedies as a secured creditor or enforcement in contravention of this Agreement of any Lien held by any of them in respect of any Second Priority Collateral (or received or paid in respect of any Second Priority Collateral in the event of the occurrence of an Insolvency or Liquidation Proceeding with respect to a Grantor). In the event the First Priority Agent or any First Priority Lender becomes a judgment lien creditor in respect of Second Priority Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subordinated to the Liens securing Second Priority Claims on the same basis as the other Liens securing the First Priority Claims are so subordinated to such Second Priority Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Second Priority Agent or the Second Priority Lenders may have with respect to the Second Priority Collateral.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

5.5 Agent and Bailee for Perfection and Control

(a) First Priority Pledged Collateral

(i) The First Priority Agent agrees to hold the Pledged Collateral that is part of the First Priority Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent and bailee for the Second Priority Agent and any assignee solely for the purpose of perfecting the security interest (or improving the priority thereof) granted in such Pledged Collateral pursuant to the Second Priority Security Documents, subject to the terms and conditions of this Section 5.5(a).

(ii) Until the Discharge of First Priority Claims has occurred, the First Priority Agent shall be entitled to deal with such Pledged Collateral in accordance with the terms of the First Priority Documents as if the Liens of the Second Priority Agent under the Second Priority Collateral Documents did not exist. The rights of the Second Priority Agent shall at all times be subject to the terms of this Agreement.

(iii) The First Priority Agent shall have no obligation whatsoever to the Second Priority Agent or any Second Priority Lender to assure that such Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(a). The duties or responsibilities of the First Priority Agent under this Section 5.5(a) shall be limited solely to holding such Pledged Collateral as agent and bailee for the Second Priority Agent for purposes of perfecting the Lien (or improving the priority thereof) held by the Second Priority Agent.

(iv) The First Priority Agent shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the Second Priority Agent or any Second Priority Lender.

(v) Upon the Discharge of First Priority Claims, the First Priority Agent shall deliver to the Second Priority Agent or, if applicable, cause the Second Priority Agent to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the Second Priority Agent, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. Such Pledged Collateral (if any) will be delivered or control in respect thereof will be made without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Second Priority Claim, together with any necessary endorsements.

(vi) Promptly upon the execution of this Agreement by the parties hereto, the Second Priority Agent will, to the extent permitted by applicable law, deliver to the First Priority Agent any First Priority Collateral in the possession or under the control of, the Second Priority Agent, and all proceeds of First Priority Collateral in the possession or under the control of the Second Priority Agent, whether arising out of the action taken to enforce, collect or realize upon any First Priority Collateral or otherwise. Such First Priority Collateral and such proceeds will be delivered without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any First Priority Claim, together with any necessary endorsements.

(b) Second Priority Pledged Collateral

(i) The Second Priority Agent agrees to hold the Pledged Collateral that is part of the Second Priority Pledged Collateral in its possession or control (or in the possession or control of its agents or bailees) as agent and bailee for the First Priority Agent and any assignee solely for the purpose of perfecting the security interest (or improving the priority thereof) granted in such

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

Pledged Collateral pursuant to the First Priority Security Documents, subject to the terms and conditions of this Section 5.5(b).

(ii) Until the Discharge of Second Priority Claims has occurred, the Second Priority Agent shall be entitled to deal with such Pledged Collateral in accordance with the terms of the Second Priority Documents as if the Liens of the First Priority Agent under the First Priority Collateral Documents did not exist. The rights of the First Priority Agent shall at all times be subject to the terms of this Agreement.

(iii) The Second Priority Agent shall have no obligation whatsoever to the First Priority Agent or any First Priority Lender to assure that such Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.5(b). The duties or responsibilities of the Second Priority Agent under this Section 5.5(b) shall be limited solely to holding such Pledged Collateral as agent and bailee for the First Priority Agent for purposes of perfecting the Lien (or improving the priority thereof) held by the First Priority Agent.

(iv) The Second Priority Agent shall not have by reason of the First Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the First Priority Agent or any First Priority Lender.

(v) Upon the Discharge of Second Priority Claims, the Second Priority Agent shall deliver to the First Priority Agent or, if applicable, cause the First Priority Agent to have control of such remaining Pledged Collateral (if any) together with any necessary endorsements (or otherwise allow the First Priority Agent, if applicable, to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. Such Pledged Collateral (if any) will be delivered or control in respect thereof will be made without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any First Priority Claim, together with any necessary endorsements.

(vi) Promptly upon the execution of this Agreement by the parties hereto, the First Priority Agent will, to the extent permitted by applicable law, deliver to the Second Priority Agent any Second Priority Collateral in the possession or under the control of, the First Priority Agent, and all proceeds of Second Priority Collateral in the possession or under the control of the First Priority Agent, whether arising out of the action taken to enforce, collect or realize upon any Second Priority Collateral or otherwise. Such Second Priority Collateral and such proceeds will be delivered without recourse and without any representation or warranty whatsoever as to the enforceability, perfection, priority or sufficiency of any Lien securing or guarantee or other supporting obligation for any Second Priority Claim, together with any necessary endorsements.

5.6 Cooperation.

(a) Upon request of the First Priority Agent from time to time, the Second Priority Agent shall promptly disclose to the First Priority Agent all information in its possession reasonably requested by the First Priority Agent with respect to the Second Priority Collateral, including the identity of the Grantors and guarantors of any Second Priority Obligations and the description, location and timing of perfection of Liens purported to be created on the Second Priority Collateral to secure Second Priority Claims and shall promptly deliver to the First Priority Agent copies of the Second Priority Documents and other documents relating to the Second Priority Collateral, such as Uniform Commercial Code Financing Statements and record copies of Second Priority Collateral Documents.

(b) Upon request of the Second Priority Agent from time to time, the First Priority Agent shall promptly disclose to the Second Priority Agent all information in its possession reasonably requested by the Second Priority Agent with respect to the First Priority Collateral, including the identity of the Grantors and

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

guarantors of any First Priority Claims and the description, location and timing of perfection of Liens purported to be created on the First Priority Collateral to secure First Priority Claims and shall promptly deliver to the Second Priority Agent copies of the First Priority Documents and other documents relating to the First Priority Collateral, such as Uniform Commercial Code Financing Statements and record copies of First Priority Collateral Documents.

(c) Neither the First Priority Agent, nor any First Priority Lender, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of any Second Priority Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any Second Priority Collateral Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any Second Priority Collateral Document or any Lien created thereunder, or for any delay in doing so. Neither the Second Priority Agent, nor any Second Priority Lender, nor any of their respective officers, directors, employees, attorneys, or agents are or will be responsible for the existence, genuineness, value or protection of any Collateral, for the legality, enforceability, effectiveness or sufficiency of any First Priority Collateral Document, for the creation, perfection, priority, sufficiency or protection of any Lien created under any First Priority Collateral Document or for any failure to demand, collect, foreclose or realize upon or otherwise enforce any First Priority Collateral Document or any Lien created thereunder, or for any delay in doing so.

SECTION 6. Insolvency or Liquidation Proceedings

6.1 Financing Issues

If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Priority Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain from the First Priority Lenders (or any of them) or from another Person, financing under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (collectively, “DIP Financing”) in an aggregate principal amount that, when taken together with all other First Priority Claims under the Credit Agreement does not exceed the First Priority Debt Cap, then the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that it will raise no objection to such DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3 or relating to the Second Priority Collateral) and, to the extent the Liens securing the First Priority Claims are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral (other than the Second Priority Collateral) to such DIP Financing (and all Obligations relating thereto) on the same basis as the Liens on the First Priority Collateral that secures the Second Priority Claims are subordinated to the Liens thereon that secures the First Priority Claims under this Agreement, and agrees that notice received two (2) calendar days (or any shorter time period as may be approved by the court having jurisdiction over the Insolvency or Liquidation Proceeding) prior to the entry of an order approving such DIP Financing shall be adequate notice; provided that, notwithstanding the foregoing, (i) the Second Priority Agent and the Second Priority Lenders shall have the right to object to any DIP Financing on the basis that the proposed interest rate, fees, lending limits and sub-limits are not commercially reasonable under the circumstances, (ii) any such DIP Financing does not compel the Company or any Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation; provided, however, that such DIP Financing documentation may require the Company and any Grantor to seek and obtain confirmation of a plan of reorganization which pays in full, in cash, all DIP Financing and other First Priority Claims (but only, as to the requirement to pay in full, in cash, such other First Priority Claims, if the aggregate value of all First Priority Collateral is at least equal to all such other First Priority Claims), terminates any borrowing availability with respect to such DIP Financing and any First Priority Documents and provides to the First Priority Agent and First Priority Lenders releases, indemnifications and other usual and customary provisions and protections in favor of the First Priority Agent and First Priority Lenders.

6.2 Relief from the Automatic Stay

(a) Until the Discharge of First Priority Claims has occurred, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the First Priority Collateral, without the prior written consent of the First Priority Agent and the Required First Priority Lenders.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(b) Until the Discharge of Second Priority Claims has occurred, the First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Second Priority Collateral, without the prior written consent of the Second Priority Agent and the Required Second Priority Lenders.

6.3 Adequate Protection

(a) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the First Priority Agent or the First Priority Lenders for adequate protection, or (b) any objection by the First Priority Agent or the First Priority Lenders to any motion, complaint, action or other proceeding based on the First Priority Agent or the First Priority Lenders claiming a lack of adequate protection, in each ease, in respect of the First Priority Collateral. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the First Priority Lenders (or any subset thereof) are granted adequate protection in the form of a Lien on additional collateral in connection with any DIP Financing, then the Second Priority Agent, on behalf of itself or any of the Second Priority Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, on any assets not constituting Second Priority Collateral or not of the type constituting Second Priority Collateral shall be subordinated to the Liens securing the First Priority Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the First Priority Collateral that secures the Second Priority Claims are so subordinated to the Liens thereon that secures the First Priority Claims under this Agreement, and (ii) in the event the Second Priority Agent, on behalf of itself and the Second Priority Lenders, seeks or requests adequate protection and such adequate protection is granted in the form of a Lien on additional collateral that does not constitute Second Priority Collateral or is not of the type constituting Second Priority Collateral, then the Second Priority Agent, on behalf of itself or any of the Second Priority Lenders, agrees that the First Priority Agent shall also be granted a senior Lien on such additional-collateral as security for the First Priority Claims and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Claims shall be subordinated to the Liens on such collateral securing the First Priority Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Lenders as adequate protection on the same basis as the other Liens on the First Priority Collateral that secures the Second Priority Claims are so subordinated to the Liens thereon that secures such First Priority Claims under this Agreement.

(b) The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Second Priority Agent or the Second Priority Lenders for adequate protection or (b) any objection by the Second Priority Agent or the Second Priority Lenders to any motion, complaint, action or other proceeding based on the Second Priority Agent or the Second Priority Lenders claiming a lack of adequate protection, in each case, in respect of the Second Priority Collateral. Notwithstanding the foregoing contained in this Section 6.3, in any Insolvency or Liquidation Proceeding, (i) if the Second Priority Lenders (or any subset thereof) are granted adequate protection in the form of a Lien on additional collateral in connection with any DIP Financing, then the First Priority Agent, on behalf of itself or any of the First Priority Lenders, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien, if any, on any assets not constituting First Priority Collateral or not of the type constituting First Priority Collateral shall be subordinated to the Liens securing the Second Priority Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens on the Second Priority Collateral that secures the First Priority Claims are so subordinated to the Liens thereon that secures the Second Priority Claims under this Agreement, and (ii) in the event the First Priority Agent, on behalf of itself and the First Priority Lenders, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that does not constitute First Priority Collateral or is not of the type constituting First Priority Collateral, then the First Priority Agent, on behalf of itself or any of the First Priority Lenders, agrees that the Second Priority Agent shall also be granted a senior Lien on such additional collateral as security for the Second Priority Claims and any such DIP Financing and that any Lien on such additional collateral securing the First Priority Claims shall be subordinated to the Liens on such collateral securing the Second Priority Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Second Priority Lenders as adequate protection on the same basis as the other Liens on the Second Priority Collateral that secures the First

Priority Claims are so subordinated to the Liens thereon that secures such Second Priority Claims under this Agreement.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

6.4 No Waiver

(a) Nothing contained herein shall prohibit or in any way limit the First Priority Agent or any First Priority Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Priority Agent or any of the Second Priority Lenders with respect to the First Priority Collateral, including the seeking by the Second Priority Agent or any Second Priority Lender of adequate protection (other than as allowed pursuant to Section 6.3 of this Agreement) or the asserting by the Second Priority Agent or any Second Priority Lender of any of its rights and remedies under the Second Priority Documents or otherwise in respect of the First Priority Collateral.

(b) Nothing contained herein shall prohibit or in any way limit the Second Priority Agent or any Second Priority Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the First Priority Agent or any of the First Priority Lenders with respect to the Second Priority Collateral, including the seeking by the First Priority Agent or any First Priority Lender of adequate protection consisting of replacement Liens on the Second Priority Collateral (other than as allowed pursuant to Section 6.3 of this Agreement) or the asserting by the First Priority Agent or any First Priority Lender of any of its rights and remedies under the First Priority Documents or otherwise in respect of the Second Priority Collateral.

6.5 Preference Issues

(a) If any First Priority Lender is required to or does, in any Insolvency or Liquidation Proceeding or otherwise, turn over or otherwise pay to the estate of the Company, any other Grantor or any other Person, any amount (a “First Priority Claim Recovery”) received in respect of any First Priority Collateral, then the First Priority Claims shall be reinstated to the extent of such First Priority Claim Recovery and the First Priority Lenders shall be entitled to receive payment in full in cash (including, in the ease of any outstanding letter of credit or unreimbursed draws with respect to letters of credit, cash collateral therefor) with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such First Priority Claim Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Agent and each Second Priority Lender agree that none of them shall be entitled to benefit from any avoidance action (including any First Priority Claim Recovery) affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b) If any Second Priority Lender is required to or does, in any Insolvency or Liquidation Proceeding or otherwise, turn over or otherwise pay to the estate of the Company, any other Grantor, or any other Person, any amount (a “Second Priority Claim Recovery”) received in respect of any Second Priority Collateral, then the Second Priority Claims shall be reinstated to the extent of such Second Priority Claim Recovery and the Second Priority Lenders shall be entitled to receive payment in full in cash (including, in the case of any letter of credit, cash collateral therefor) with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Second Priority Claim Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The First Priority Agent and each First Priority Lender agree that none of them shall be entitled to benefit from any avoidance action (including any Second Priority Claim Recovery) affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

6.6 Asset Dispositions in an Insolvency or Liquidation Proceeding

(a) Neither the Second Priority Agent nor any other Second Priority Lender shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor solely consisting of any First Priority Collateral that is supported by the First Priority Lenders, and the Second Priority Agent and each other Second Priority Lender will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Lenders and to have released their Liens in such assets; provided that (i) the foregoing shall not impair the rights of the Second Priority Agent and the Second Priority Lenders to credit bid under Section 363(k) of the Bankruptcy Code so long as the Discharge of First Priority Claims has occurred (or will occur in connection with such sale) and (ii) the proceeds of any such sale or disposition of such assets are applied in accordance with this Agreement.

(b) Neither the First Priority Agent nor any other First Priority Lender shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any assets of any Grantor solely consisting of any Second Priority Collateral that is supported by the Second Priority Lenders, and the First Priority Agent and each other First Priority Lender will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Second Priority Lenders and to have released their Liens in such assets provided that (i) the foregoing shall not impair the rights of the First Priority Agent and the First Priority Lenders to credit bid under Section 363(k) of the Bankruptcy Code so long as the Discharge of Second Priority Claims has occurred (or will occur in connection with such sale) and (ii) the proceeds of any such sale or disposition of such assets are applied in accordance with this Agreement.

6.7 Separate Grants of Security and Separate Classification.

The Second Priority Lenders and the First Priority Lenders acknowledge and agree that (a) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute two separate and distinct grants of Liens, and (b) because of, among other things, their differing rights in the Common Collateral, the Second Priority Claims are fundamentally different from the First Priority Claims and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the First Priority Lenders and Second Priority Lenders in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then (i) the Second Priority Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the First Priority Collateral (with the effect being that, to the extent that the aggregate value of the First Priority Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Lenders), the First Priority Lenders shall be entitled to receive from the First Priority Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued, whether or not such interest is allowed in such Insolvency or Liquidation Proceeding) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the First Priority Collateral or proceeds thereof in respect of the claims held by the Second Priority Lenders, with the Second Priority Lenders hereby acknowledging and agreeing to turn over to the First Priority Lenders amounts otherwise received or receivable by them from the First Priority Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Lenders, and (ii) the First Priority Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Second Priority Collateral (with the effect being that, to the extent that the aggregate value of the Second Priority Collateral is sufficient (for this purpose ignoring all claims held by the First Priority Lenders), the Second Priority Lenders shall be entitled to receive from the Second Priority Collateral or proceeds thereof, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of all interest accrued (or which would have, absent the commencement of an Insolvency or Liquidation Proceeding, accrued, whether or not such interest is allowed in such Insolvency or Liquidation Proceeding) after the commencement of an Insolvency or Liquidation Proceeding before any distribution is made from the Second Priority Collateral or proceeds thereof in respect of the claims held by the First Priority Lenders, with the First Priority Lenders hereby acknowledging and agreeing to turn over to the Second

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

Priority Lenders amounts otherwise received or receivable by them from the Second Priority Collateral or proceeds thereof to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the First Priority Lenders.

6.8 Plans of Reorganization.

So long as the aggregate value of all First Priority Collateral is at least equal to all First Priority Claims, no Second Priority Lender shall propose, support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization under the Bankruptcy Code or other plan or arrangement or other similar proposal under Bankruptcy Law) unless such plan (a) pays off, in cash in full, all First Priority Claims, (b) is accepted by the class of holders of First Priority Claims voting thereon and is supported by the First Priority Agent or (c) incorporates this Agreement by reference and continues the relative rights and priorities of the First Priority Lenders and the Second Priority Lenders in the Common Collateral subsequent to the effective date of such plan.

6.9 Filing of Motions.

(a) Until the Discharge of First Priority Claims has occurred, the Second Priority Agent agrees, on behalf of itself and the other Second Priority Lenders that no Second Priority Lender shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the First Priority Collateral, including with respect to the determination of any Liens or claims held by the First Priority Agent (including the priority, validity, perfection, avoidability or enforceability thereof) or any other First Priority Lender or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Priority Lenders may file a proof of claim pursuant to Section 3.1(a)(ii)(A) and/or take any other Permitted Action.

(b) Until the Discharge of Second Priority Claims has occurred, the First Priority Agent agrees on behalf of itself and the other First Priority Lenders that no First Priority Lender shall, in or in connection with any Insolvency or Liquidation Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each ease in respect of any of the Second Priority Collateral, including with respect to the determination of any Liens or claims held by the Second Priority Agent (including the priority, validity, perfection, avoidability or enforceability thereof) or any other Second Priority Lender or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the First Priority Lenders may file a proof of claim pursuant to Section 3.1(b)(ii)(A) and/or take any other Permitted Action.

6.10 Other Matters.

(a) To the extent that the Second Priority Agent or any Second Priority Lender has or acquires fights under Section 363 or Section 364 of the Bankruptcy Code (or any similar provision of any other Bankruptcy Law) with respect to any of the First Priority Collateral, the Second Priority Agent agrees, on behalf of itself and the other Second Priority Lenders not to assert any of such rights without the prior written consent of the First Priority Agent; provided that if requested by the First Priority Agent, the Second Priority Agent shall timely exercise such rights in the manner reasonably requested by the First Priority Agent, including any rights to payments in respect of such rights.

(b) To the extent that the First Priority Agent or any First Priority Lender has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code (or any similar provision of any other Bankruptcy Law) with respect to any of the Second Priority Collateral, the First Priority Agent agrees, on behalf of itself and the other First Priority Lenders not to assert any of such rights without the prior written consent of the Second Priority Agent; provided that if requested by the Second Priority Agent, the First Priority Agent shall timely exercise such rights in the manner reasonably requested by the Second Priority Agent, including any rights to payments in respect of such rights.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

6.11 Effectiveness in Insolvency or Liquidation Proceedings.

This Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, which will be effective both before, during and after the commencement of an Insolvency or Liquidation Proceeding.

SECTION 7. Reliance; Waivers; Etc.

7.1 Reliance

All loans and other extensions of credit made or deemed made on and after the date hereof by each of the First Priority Lenders and/or the Second Priority Lenders to the Company or any Grantor shall be deemed to have been given and made in reliance upon this Agreement.

7.2 No Warranties or Liability

The Second Priority Agent, on behalf of itself and the Second Priority Lenders, acknowledges and agrees that each of the First Priority Agent and the First Priority Lenders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.

The First Priority Agent, on behalf of itself and the First Priority Lenders, acknowledges and agrees that each of the Second Priority Agent and the Second Priority Lenders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.

The First Priority Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Documents as they may, in their sole discretion, deem appropriate, and the First Priority Lenders may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Agent or any of the Second Priority Lenders have in the First Priority Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Priority Agent nor any First Priority Lender shall have any duty to the Second Priority Agent or any of the Second Priority Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second Priority Documents), regardless of any knowledge thereof which they may have or be charged with.

The Second Priority Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Second Priority Documents as they may, in their sole discretion, deem appropriate, and the Second Priority Lenders may manage their loans and extensions of credit without regard to any rights or interests that the First Priority Agent or any of the First Priority Lenders have in the Second Priority Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Second Priority Agent nor any Second Priority Lender shall have any duty to the First Priority Agent or any of the First Priority Lenders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the First Priority Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities

(a) With Respect to the First Priority Lenders

(i) No right of the First Priority Lenders, the First Priority Agent or any of them to enforce any provision of this Agreement or any First Priority Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

Grantor or by any act or failure to act by any First Priority Lender or the First Priority Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Priority Documents or any of the Second Priority Documents, regardless of any knowledge thereof which the First Priority Agent or the First Priority Lenders, or any of them, may have or be otherwise charged with;

(ii) Without in any way limiting the generality of the foregoing paragraph but subject to Section 2.3 and Section 5.3, the First Priority Lenders, the First Priority Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the Second Priority Agent or any Second Priority Lender, without incurring any liabilities to the Second Priority Agent or any Second Priority Lender and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Priority Agent or any Second Priority Lender is affected, impaired or extinguished thereby) do any one or more of the following:

(A) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Priority Claims or any Lien on any First Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Priority Claims, without any restriction as to the amount, tenor or terms of any such increase or extension so long as the maximum principal amount of Indebtedness that could then be incurred by the Company or any other Grantor under the Credit Agreement after giving effect to any such amendment or other modification does not exceed the amount permitted under the First Priority Debt Cap) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Priority Agent or any of the First Priority Lenders, the First Priority Claims or any of the First Priority Documents;

(B) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Priority Collateral or any liability of the Company or any other Grantor to the First Priority Lenders or the First Priority Agent, or any liability incurred directly or indirectly in respect thereof;

(C) settle or compromise any First Priority Claim or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Priority Claims) in any manner or order, subject to Section 4.1, to the extent applicable;

(D) enter into or amend any First Priority Document in order to create or acquire additional collateral for the First Priority Claims, to create and perfect security interests in and Liens on collateral and to increase and enhance the exercise of remedies thereunder and take actions in furtherance of the foregoing; and

(E) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Priority Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Priority Lenders or any liability incurred directly or indirectly in respect thereof.

(iii) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, also agrees that the First Priority Lenders and the First Priority Agent shall have no liability to the Second Priority Agent or any Second Priority Lender, and the Second Priority Agent, on behalf of

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

itself and the Second Priority Lenders, hereby waives any claim against any First Priority Lender or the First Priority Agent, arising out of any and all actions which the First Priority Lenders or the First Priority Agent may take or permit or omit to take with respect to: (i) the First Priority Documents, (ii) the collection of the First Priority Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any First Priority Collateral. The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that the First Priority Lenders and the First Priority Agent have no duty to them in respect of the maintenance or preservation of the First Priority Collateral, the First Priority Claims or otherwise; and

(iv) Until the Discharge of First Priority Claims, the Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

(b) With Respect to the Second Priority Lenders

(i) No right of the Second Priority Lenders, the Second Priority Agent or any of them to enforce any provision of this Agreement or any Second Priority Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any Second Priority Lender or the Second Priority Agent, or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Second Priority Documents or any of the First Priority Documents, regardless of any knowledge thereof which the Second Priority Agent or the Second Priority Lenders, or any of them, may have or be otherwise charged with;

(ii) Without in any way limiting the generality of the foregoing paragraph but subject to Section 2.3 and Section 5.3, the Second Priority Lenders, the Second Priority Agent and any of them, may, at any time and from time to time, without the consent of, or notice to, the First Priority Agent or any First Priority Lender, without incurring any liabilities to the First Priority Agent or any First Priority Lender and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the First Priority Agent or any First Priority Lender is affected, impaired or extinguished thereby) do any one or more of the following:

(A) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Second Priority Claims or any Lien on any Second Priority Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Second Priority Claims, without any restriction as to the amount, tenor or terms of any such increase or extension so long as the maximum principal amount of Indebtedness that could then be incurred by the Company or any other Grantor in respect of the Notes or under the Indenture after giving effect to any such amendment or other modification could be incurred under clause (b) of Section 9.1 of the Credit Agreement (as in effect on the date hereof)) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Second Priority Agent or any of the Second Priority Lenders, the Second Priority Claims or any of the Second Priority Documents;

(B) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Second Priority Collateral or any liability of the Company or any other Grantor to the Second Priority Lenders or the Second Priority Agent, or any liability incurred directly or indirectly in respect thereof;

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(C) settle or compromise any Second Priority Claim or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the Second Priority Claims) in any manner or order, subject to Section 4.1, to the extent applicable;

(D) enter into or amend any Second Priority Document in order to create or acquire additional collateral for the Second Priority Claims, to create and perfect security interests in and Liens on collateral and to increase and enhance the exercise of remedies thereunder and take actions in furtherance of the foregoing; and

(E) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any Second Priority Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the Second Priority Lenders or any liability incurred directly or indirectly in respect thereof.

(iii) The First Priority Agent, on behalf of itself and the First Priority Lenders, also agrees that the Second Priority Lenders and the Second Priority Agent shall have no liability to the First Priority Agent or any First Priority Lender, and the First Priority Agent, on behalf of itself and the First Priority Lenders, hereby waives any claim against any Second Priority Lender or the Second Priority Agent, arising out of any and all actions which the Second Priority Lenders or the Second Priority Agent may take or permit or omit to take with respect to: (i) the Second Priority Documents, (ii) the collection of the Second Priority Claims or (iii) the foreclosure upon, or sale, liquidation or other disposition of, any Second Priority Collateral. The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that the Second Priority Lenders and the Second Priority Agent have no duty to them in respect of the maintenance or preservation of the Second Priority Collateral, the Second Priority Claims or otherwise; and

(iv) Until the Discharge of Second Priority Claims, the First Priority Agent, on behalf of itself and the First Priority Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law or any other similar rights a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional

All rights, interests, agreements and obligations of the First Priority Agent and the First Priority Lenders and the Second Priority Agent and the Second Priority Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any First Priority Documents or any Second Priority Documents;

(b) except as otherwise expressly restricted in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Claims or Second Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other First Priority Document or of the terms of the Indenture or any other Second Priority Document;

(c) except as otherwise expressly restricted in this Agreement, any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Claims or Second Priority Claims or any guarantee thereof;

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Priority Claims or the Second Priority Claims, or of the Second Priority Agent or any Second Priority Lender in respect of this Agreement, or of the First Priority Agent or any First Priority Lender in respect of this Agreement.

SECTION 8. Miscellaneous

8.1 Conflicts

In the event of any conflict between the provisions of this Agreement and the provisions of the First Priority Documents or the Second Priority Documents, the provisions of this Agreement shall govern.

8.2 Continuing Nature of this Agreement; Severability

This Agreement shall continue to be effective for First Priority Lenders until the Discharge of First Priority Claims shall have occurred and for Second Priority Lenders until the Discharge of Second Priority Claims shall have occurred. This is a continuing agreement of lien subordination and (a) the First Priority Lenders may continue, at any time and without notice to the Second Priority Agent or any Second Priority Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Priority Claims on reliance hereof and (b) the Second Priority Lenders may continue, at any time and without notice to the First Priority Agent or any First Priority Lender, to extend credit and other financial accommodations to or for the benefit of the Company or any other Grantor constituting Second Priority Claims (including by means of purchasing any Notes issued by the Company) on reliance hereof. Each of the Second Priority Agent, on behalf of itself and the Second Priority Lenders, and the First Priority Agent, on behalf of itself and the First Priority Lenders, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3 Amendments; Waivers

No amendment, modification or waiver of any of the provisions of this Agreement by the Second Priority Agent or the First Priority Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are directly affected.

8.4 Information Concerning Financial Condition of the Company and the Other Grantors

(a) The First Priority Agent and the First Priority Lenders, on the one hand, and the Second Priority Agent and the Second Priority Lenders, on the other hand, shall each be responsible for keeping themselves informed of (i) the financial condition of the Company and the other Grantors and all endorsers and/or guarantors of the Second Priority Claims or the First Priority Claims and (ii) all other circumstances bearing upon the risk of nonpayment of the Second Priority Claims or the First Priority Claims.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

(b) Subject to Section 5.6(b), the First Priority Agent and the First Priority Lenders shall have no duty to advise the Second Priority Agent or any Second Priority Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Priority Agent or any of the First Priority Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Priority Agent or any Second Priority Lender, it or they shall be under no obligation (i) to make, and the First Priority Agent and the First Priority Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

(c) Subject to Section 5.6(a), the Second Priority Agent and the Second Priority Lenders shall have no duty to advise any First Priority Agent or any First Priority Lender of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Second Priority Agent or any of the Second Priority Lenders, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any First Priority Agent or any First Priority Lender, it or they shall be under no obligation (i) to make, and the Second Priority Agent and the Second Priority Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion, (iii) to undertake any investigation or (iv) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation

(a) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Priority Claims has occurred.

(b) The First Priority Agent, on behalf of itself and the First Priority Lenders, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Second Priority Claims has occurred.

8.6 Application of Payments

(a) Subject to Section 4 of this Agreement, all payments received by the First Priority Lenders in respect of the First Priority Collateral may be applied, reversed and reapplied, in whole or in part, to such part of the First Priority Claims as the First Priority Lenders, in their sole discretion, deem appropriate.

(b) Subject to Section 4 of this Agreement, all payments received by the Second Priority Lenders in respect of the Second Priority Collateral may be applied, reversed and reapplied, in whole or in part, to such part of the Second Priority Claims as the Second Priority Agent, in its sole discretion, deems appropriate.

8.7 Consent to Jurisdiction; Waivers

The parties hereto consent to the jurisdiction of any state or federal court located in New-York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 below for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder based on forum non conveniens, and any objection to the venue of any action instituted hereunder. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

8.8 Notices

All notices to the Second Priority Lenders and the First Priority Lenders permitted or required under this Agreement may be sent to the Second Priority Agent and the First Priority Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail, one Business Day after mailing if sent by overnight courier, or four Business Days after deposit in the U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9 Further Assurances

(a) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, agrees that each of them shall take such further action and shall execute and deliver to the First Priority Agent and the First Priority Lenders such additional documents and instruments (in recordable form, if requested) as the First Priority Agent or the First Priority Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

(b) The First Priority Agent, on behalf of itself and the First Priority Lenders, agrees that each of them shall take such further action and shall execute and deliver to the Second Priority Agent and the Second Priority Lenders such additional documents and instruments (in recordable form, if requested) as the Second Priority Agent or the Second Priority Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10 Governing Law

This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11 Binding on Successors and Assigns

This Agreement shall be binding upon the First Priority Agent, the First Priority Lenders, the Second Priority Agent, the Second Priority Lenders, the Company, the other Grantors and their respective permitted successors and assigns.

8.12 Specific Performance

(a) Each of the First Priority Agent and the Second Priority Agent may demand specific performance of this Agreement.

(b) The Second Priority Agent, on behalf of itself and the Second Priority Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the First Priority Agent.

(c) The First Priority Agent, on behalf of itself and the First Priority Lenders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Second Priority Agent.

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

8.13 Section Titles; Time Periods

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement. In the computation of time periods, unless otherwise specified the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding” and the word “through” means “to and including”.

8.14 Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same document.

8.15 Authorization

By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.16 No Third Party Beneficiaries

This Agreement and the rights and benefits hereof shall inure to the benefit of each of the First Priority Agent and Second Priority Agent and their respective successors and assigns and shall inure to the benefit of each of the holders of First Priority Claims and Second Priority Claims. No other Person, including the Company or any other Grantor, the Company or any other Grantor as debtor-in-possession or any trustee or other Person in an Insolvency or Liquidation Proceeding, shall have or be entitled to assert rights or benefits hereunder.

8.17 Effectiveness

This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before, during and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18 Second Priority Lenders’ Purchase Option

(a) Upon the occurrence and during the continuance of (i) an acceleration of the First Priority Claims under the Credit Agreement; or (ii) a foreclosure on any Common Collateral (or the commencement of any legal proceedings against any Grantor or with respect to any Common Collateral to facilitate the foregoing) by the First Priority Agent, any or all of the Second Priority Lenders, acting as a single purchaser group, shall have the option at any time upon five (5) business days prior written notice (each such notice, a “Purchase Notice”) from the Second Priority Agent to the First Priority Agent to purchase all (but not less than all) of the First Priority Claims from the First Priority Lenders. Such Purchase Notice to the First Priority Agent shall be irrevocable.

(b) On the date specified by Second Priority Agent in such Purchase Notice (which shall not be less than five (5) business days, nor more than ten (10) business days, after the receipt by the First Priority Agent of the Purchase Notice from the Second Priority Agent of the election by the Second Priority Lender to exercise such option), the First Priority Lenders shall sell to Second Priority Lenders, and Second Priority Lenders shall purchase from First Priority Lenders, all (and not less than all) of the First Priority Claims. The First Priority Agent hereby represents and warrants that, as of the date hereof, no approval of any court or other regulatory or governmental authority is required for such sale.

(c) Upon the date of such purchase and sale, the Second Priority Lenders shall (i) pay to the First Priority Agent as the purchase price therefor (the “Purchase Price”) the full amount of the First Priority Claims then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses of one outside law firm but excluding any early termination fee or prepayment fee), (ii)

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

furnish cash collateral to the First Priority Agent in such amounts as the First Priority Agent determines is reasonably necessary to secure the First Priority Lenders in connection with any issued and outstanding letters of credit provided by any First Priority Lender under the Credit Agreement to any Grantor (but not in any event in an amount greater than 105% of the aggregate undrawn face amount of such letters of credit), (iii) agree to reimburse the First Priority Lenders for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses of one outside law firm) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the First Priority Claims, and/or as to which the First Priority Lenders have not yet received final payment, (iv) agree to pay to the First Priority Lenders any early termination fee or prepayment fee payable in connection with the First Priority Documents within three (3) business days of the receipt of same by the Second Priority Agent and/or the Second Priority Lenders, after the payment in full in cash to the Second Priority Lenders of the Second Priority Claims and the First Priority Claims purchased by the Second Priority Lenders pursuant to this Section 8.18, including principal, interest and fees thereon and costs and expense of collection thereof (including reasonable attorneys’ fees and legal expenses of one outside law firm, but excluding any early termination fee (whether owing under the First Priority Documents or the Second Priority Documents) or prepayment fee (whether owing under the First Priority Documents or the Second Priority Documents)), provided that (x) the notice of termination is received by the Second Priority Agent or (y) the effective date of termination occurs, within ninety (90) days after the effective date of the purchase of the First Priority Claims by the Second Priority Lenders. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the First Priority Agent, as the First Priority Agent may designate in writing to the Second Priority Agent for such purpose. Interest shall be calculated to but excluding the business day on which such purchase and sale shall occur if the amounts so paid by Second Priority Lenders to the bank account designated by the First Priority Agent are received in such bank account no later than 1:00 p.m., New York City time and interest shall be calculated to and including such business day if the amounts so paid to the bank account designated by the First Priority Agent are received in such bank account later than 1:00 p.m., New York City time.

(d) Such purchase shall be expressly made without representation or warranty of any kind by the First Priority Lenders as to the First Priority Claims or otherwise and without recourse to the First Priority Lenders, except that the First Priority Lenders shall represent and warrant: (i) the amount of the First Priority Claims being purchased, (ii) that the First Priority Lenders will transfer the First Priority Claims to the Second Priority Lenders free and clear of any Liens or encumbrances and (iii) the First Priority Lenders have the right to assign the First Priority Claims and the assignment is duly authorized.

8.19 First Priority Agent and Second Priority Agent

It is understood and agreed that (a) CIT Finance LLC is entering into this Agreement in its capacity as First Priority Agent and the provisions of Article XI and Section 12.3 and 12.15 of the Credit Agreement applicable to it as administrative agent thereunder shall also apply to it as First Priority Agent hereunder, and (b) The Bank of New York Mellon is entering in this Agreement in its capacity as Trustee (including its capacity as Collateral Agent under the Indenture and the other Second Priority Documents) and the provisions of Articles Seven and Twelve of the Indenture applicable to the Trustee thereunder shall also apply to the Second Priority Agent hereunder.

REMAINDER OF PAGE INTENTIONALLY BLANK

SIGNATURE PAGES FOLLOW

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FIRST PRIORITY AGENT:

CIT Finance LLC, as First Priority Agent

By:
Name: Renee M. Singer
Title: Managing Director

Address:

11 West 42nd Street, 13th Floor New York, New York 10036 Attention: Portfolio Manager Facsimile no: 212.461.7760

With a copy to:

Stradley Ronon Stevens & Young LLP 2005 Market Street, Suite 2600 Philadelphia PA 19103 Attn: Gary P. Scharmett, Esquire Facsimile no.: 215.564.8120

REMAINDER OF PAGE INTENTIONALLY BLANK

ADDITIONAL SIGNATURE PAGES FOLLOW

INTERCREDITOR AGREEMENT BETWEEN CIT FINANCE LLC AND THE BANK OF NEW YORK MELLON/BROADVIEW NETWORKS HOLDINGS, INC AND SUBSIDIARIES

S-1

SECOND PRIORITY AGENT:

THE BANK OF NEW YORK MELLON, as Trustee, and Second Priority Agent

By:
Name: Latoya S. Elvin
Title: Vice President

Address:

101 Barclay Street, 8W
New York, New York 10286
Attention: Corporate Trust Administration
Facsimile no.: 212.815.5603

With a copy to:

Dechert LLP
1095 Avenue of the Americas
New York, NY 10036
Attn: Michael J. Sage, Esquire
Facsimile no.: 212.698.3503

REMAINDER OF PAGE INTENTIONALLY BLANK

ADDITIONAL SIGNATURE PAGES FOLLOW

GRANTORS, AS ACKNOWLEDGMENT PARTIES ONLY AND WITH NO RIGHTS OF ENFORCEMENT HEREUNDER:

BROADVIEW NETWORKS HOLDINGS, INC.
BROADVIEW NETWORKS, INC.
ARC NETWORKS, INC.
BRIDGECOM SOLUTIONS GROUP, INC.
BRIDGECOM HOLDINGS, INC.
A.R.C. NETWORKS, INC.
ATX COMMUNICATIONS, INC.
ATX LICENSING, INC.
ATX TELECOMMUNICATIONS SERVICES OF VIRGINIA, LLC
BRIDGECOM INTERNATIONAL, INC.
BROADVIEW NETWORKS OF MASSACHUSETTS, INC.
BROADVIEW NETWORKS OF VIRGINIA, INC.
BROADVIEW NP ACQUISITION CORP.
BV-BC ACQUISITION CORP.
CORECOMM-ATX, INC.
CORECOMM COMMUNICATIONS, LLC
DIGICOM, INC.
EUREKA BROADBAND CORPORATION
EUREKA HOLDINGS, LLC
EUREKA NETWORKS, LLC
EUREKA TELECOM, INC.
EUREKA TELECOM OF VA, INC.
INFO-HIGHWAY INTERNATIONAL, INC.
INFOHIGHWAY COMMUNICATIONS CORPORATION
INFOHIGHWAY OF VIRGINIA, INC.
NEX-I.COM INC.
OPEN SUPPORT SYSTEMS LLC
TRUCOM CORPORATION

By:
Name:	Michael K. Robinson
Title:	President and CEO of each of the foregoing entities

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]